     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                               File No. 333-8919
                                                               File No. 811-7729

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 1             /X/

                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 3                       /X/

                        HANSBERGER INSTITUTIONAL SERIES

                                -------------
               (Exact Name of Registrant as Specified in Charter)

                          515 East Las Olas Boulevard
                                   Suite 1300
                        Fort Lauderdale, Florida  33301
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (954) 522-5150


                          J. Christopher Jackson, Esq.

                          515 East Las Olas Boulevard
                                   Suite 1300
                         Ft. Lauderdale, Florida  33301
                    (Name and Address of Agent for Service)

                                   Copies to:

                             W. John McGuire, Esq.
                          MORGAN, LEWIS & BOCKIUS LLP
                              1800 M Street, N.W.
                            Washington, D.C.  20036

--------------------------------------------------------------------------------
                        ----------------------------

It is proposed that this filing become effective (check appropriate box):


         immediately upon filing pursuant to paragraph (b)
-----


         on [date] pursuant to paragraph (b)
-----


  X      60 days after filing pursuant to paragraph (a)
-----


         on [date] pursuant to paragraph (a) of Rule 485
-----


         75 days after filing pursuant to paragraph (a)(2)
-----



DECLARATION PURSUANT TO RULE 24F-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed on February 24, 1997.

--------------------------------------------------------------------------------
                        ----------------------------

                        HANSBERGER INSTITUTIONAL SERIES
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                               LOCATION
----------------------------------------------------------------------------------------------------------------------------------
PART A -

Item 1.     Cover Page                                      Cover Page
Item 2.     Synopsis                                        Fee Summary, Introduction
Item 3.     Condensed Financial Information                 Financial Highlights
Item 4.     General Description of Registrant               Introduction; Investment Objectives and Policies; General Information;
                                                              Investment Limitations
Item 5.     Management of the Fund                          Management of the Fund
Item 5A.    Management's Discussion of Fund
              Performance                                   Not Applicable
Item 6.     Capital Stock and Other Securities              Valuation of Shares; Dividends and Capital Gains Distributions; Taxes;
                                                              Portfolio Transactions; Performance Information
Item 7.     Purchase of Securities Being Offered            Purchase and Redemption of Shares
Item 8.     Redemption or Repurchase                        Purchase and Redemption of Shares
Item 9.     Pending Legal Proceedings                       Not Applicable

PART B -

Item 10.    Cover Page                                      Cover Page
Item 11.    Table of Contents                               Table of Contents
Item 12.    General Information and History                 Organization of the Trust and the Funds
Item 13.    Investment Objectives and Policies              Investment Policies and Techniques; Investment
                                                              Restrictions
Item 14.    Management of the Registrant                    Trustees and Officers of the Trust
Item 15.    Control Persons and Principal
              Holders of Securities                         Principal Shareholders
Item 16.    Investment Advisory and Other
              Services                                      Investment Adviser; Custodian; Transfer Agent and
                                                              Dividend-Disbursing Agent
Item 17.    Brokerage Allocation                            Fund Transactions and Brokerage
Item 18.    Capital Stock and Other Securities              Organization of the Trust and the Funds
Item 19.    Purchase, Redemption, and Pricing
              of Securities Being Offered                   Determination of Net Asset Value
Item 20.    Tax Status                                      Taxes
Item 21.    Underwriters                                    Transfer Agent and Dividend Disbursing Agent
Item 22.    Calculation of Performance Data                 Performance Information
Item 23.    Financial Statements                            Financial Statements

The Prospectus for the International Fund, Emerging Markets Fund, Foreign Small Cap Fund, and All Countries Fund included as part of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8919) filed with the Securities and Exchange Commission on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

                         SUPPLEMENT DATED JUNE 30, 1997
                    TO THE PROSPECTUS DATED OCTOBER 18, 1996
                                       OF
                        Hansberger Institutional Series
                          515 East Las Olas Boulevard
                                   Suite 1300
                            Fort Lauderdale, Florida
                           Telephone No. 954-522-5150

         The Prospectus dated October 18, 1996 of the Hansberger Institutional Series (the "Trust") is hereby amended and supplemented as follows:

- In the Introduction section on page 2, the last sentence under the heading "How to Invest" is replaced with the following sentence.

CURRENTLY, SHARES OF FOREIGN SMALL CAP FUND ARE NOT BEING OFFERED OR SOLD.

- The section on page 3, under the heading "FEE SUMMARY," is replaced in its entirety with the following:

         The following table and example are intended to assist you in understanding the expenses and fees that a shareholder of a Fund will incur:

 SHAREHOLDER TRANSACTION EXPENSE                                      EMERGING        Foreign         ALL
                                                    International      MARKETS       Small Cap     COUNTRIES
                                                         Fund            FUND          Fund        FUND (SM)
                                                    -------------     ---------      ---------    -----------

 Maximum Sales Load Imposed on Purchase                 None*           None*          None*          None*

 Redemption Fee                                        0.50%*          1.00%*         1.00%*         0.50%*

=============================================================================================================

 ANNUAL FUND OPERATING EXPENSES (as a
 percentage of average net assets)

 Management Fees                                       0.75%           1.00%          0.90%          0.75%
 12b-1 Fees                                            None            None            None           None
 Other Expenses (after voluntary waivers)**            0.25%           0.50%          0.35%          0.25%
                                                    -------------     ---------      ---------    -----------
 Total Fund Operating Expenses (after voluntary
 waivers)***                                           1.00%           1.50%          1.25%          1.00%
=============================================================================================================

* Shareholders will be charged a transaction fee, which is payable directly to the Fund, in connection with each purchase and redemption of shares of the Fund. The transaction fee is intended to allocate transaction costs associated with purchases and redemptions of shares of the Fund to investors actually making such purchases and redemptions rather than to the Fund's other shareholders. The transaction fee represents the Adviser's estimate of such transaction costs, which include the costs of acquiring and disposing of the Fund's portfolio securities. The transaction fee is 1.00% for the Emerging Markets and Foreign Small Cap Funds and 0.50% for the
         International and All Countries Funds.   THE TRANSACTION FEE IS NOT A
         SALES CHARGE OR LOAD, AND IS RETAINED BY THE FUND. The fee does not apply to, and is not charged in connection with, reinvestment of dividends or capital gain distributions, or exchanges from one Fund to another.

** Reflects voluntary waivers and reimbursements of fees by the Adviser. In the absence of such voluntary waivers or reimbursements, Other Expenses for each of the following Funds are estimated to be:
         International Fund - 0.45%; Emerging Markets Fund - 0.55%; Foreign Small Cap Fund - 0.40%; and All Countries Fund(SM) - 0.45%.

*** Reflects voluntary waivers and reimbursements of fees by the Adviser. In the absence of such voluntary waivers or reimbursements, Total Fund Operating Expenses for each of the following Funds are estimated to be: International Fund - 1.20%; Emerging Markets Fund - 1.55%; Foreign Small Cap Fund - 1.30; and All Countries Fund(SM) - 1.20%. Although the Adviser anticipates voluntarily waiving fees and/or bearing expenses that will result in total fund operating expenses as
         set forth above, it is under no obligation to continue to do so.   See
         "MANAGEMENT OF THE FUNDS -- Investment Adviser."

--------------------------------------------------------------------------------

EXAMPLE

         The following example demonstrates the expenses you would pay on a $1,000 investment assuming 5% annual return and either (1) complete redemption at the end of each time period:

                                                        1 year         3 years
                                                       --------       ---------
                   International Fund                    $20            $43
                   Emerging Markets Fund                 $36            $68
                   Foreign Small Cap Fund                $33            $61
                   All Countries Fund(SM)                $20            $43

--------------------------------------------------------------------------------

or  (2) no redemption at the end of each period:

                                                        1 year         3 years
                                                       --------       ---------
                   International Fund                    $15            $37
                   Emerging Markets Fund                 $25            $57
                   Foreign Small Cap Fund                $23            $50
                   All Countries Fund(SM)                $15            $37

--------------------------------------------------------------------------------

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE ASSUMPTION OF A 5% ANNUAL RETURN IS REQUIRED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND IS NOT A PREDICTION OF A FUND'S FUTURE
PERFORMANCE.   THE EXAMPLE ASSUMES THE DEDUCTION OF TRANSACTION FEES AT THE
TIME OF PURCHASE AND REDEMPTION. INVESTMENTS IN THE FUNDS PRIOR TO APRIL 15, 1997, WILL NOT BE SUBJECT TO THE TRANSACTION FEES.

         The Adviser may direct a Fund's securities transactions to brokers who may agree to assume (or to arrange for third parties to assume) certain expenses of the Fund.

-The following section is added at the top of Page 4.

                              FINANCIAL HIGHLIGHTS

The following information for the period ended December 31, 1996, has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated January 17, 1997, on the Fund's financial statements as of December 31, 1996 incorporated by reference in the Fund's Statement of Additional Information under "Financial Information." The
following information for the period ended March 31, 1997 is unaudited.   This
table should be read in conjunction with the Fund's audited and unaudited financial statements and notes thereto.

For a Share Outstanding Throughout each Period

                                                           International Fund            Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------
                                                       1/1/97         12/30/96(1)        1/1/97        12/30/96(1)
                                                        TO               TO               TO              TO
                                                      3/31/97         12/31/96          3/31/97         12/31/96
==================================================================================================================
NET ASSET VALUE, BEGINNING
  OF PERIOD                                              $10.12           $10.12           $10.12           $10.12
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:

   Net Investment Income (Loss) . . . . . . .               .03               --              .03               --
   Net Realized and Unrealized Gain
       (Loss) on Investments  . . . . . . . .               .22               --              .33               --
------------------------------------------------------------------------------------------------------------------
       Total From Investment Operations . . .               .25               --              .36               --
------------------------------------------------------------------------------------------------------------------
Less Distributions:

   Distributions From Net Investment Income .                --               --               --               --
   Dividends From Capital Gains . . . . . . .                --               --               --               --
------------------------------------------------------------------------------------------------------------------
       Total Distributions  . . . . . . . . .                --               --               --               --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . .            $10.37           $10.12           $10.48           $10.12
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN  . . . . . . . . . . . . . . . .             2.47%            0.00%            3.56%            0.00%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net Assets, End Of Period (000) . . . . . . .           $31,553           $4,296          $10,716           $5,233
Ratios Of Expenses To Average Net Assets  . .            1.00%*           1.00%*           1.50%*           1.50%*
Ratio Of Expenses To Average Net Assets
   (Excluding Waivers and Reimbursements) . .            3.87%*          77.13%*           4.89%*          65.28%*
Ratio Of Net Income (Loss)
   To Average Net Assets  . . . . . . . . . .            3.82%*           3.50%*           1.64%*           2.87%*
Ratio Of Net Income (Loss) To Average
   Net Assets (Excluding Waivers and
   Reimbursement) . . . . . . . . . . . . . .             .96%*         (72.63)%         (1.75)%*        (60.91)%*
Portfolio Turnover Rate . . . . . . . . . . .             1.21%            0.00%            3.13%            0.00%
Average Commission Rate Paid  . . . . . . . .           $0.0201           $0.00           $0.0050           $0.00
==================================================================================================================

*  Annualized
(1) International Fund and Emerging Markets Fund commenced operations on December 30, 1996.

-The following sentence is added to the section under the heading "INVESTMENT POLICIES COMMON TO EACH FUND" on page 5:

   Each Fund may invest in securities of companies or investment trusts that invest in, or securities backed by, mortgages , real estate or interests in real estate, including, but not limited to, real estate investment trusts ("REITs").

-The following paragraph is added at the end of the section under the heading "INVESTMENT TECHNIQUES" on page 10:

    REITS.    REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the underlying property owned or the quality of the loans held by the trust.

   - In the section titled "PORTFOLIO MANAGERS" on pages 20 and 21:

   - the heading "PORTFOLIO MANAGERS" is replaced with "PORTFOLIO MANAGEMENT TEAM."

   - the last sentence discussing THOMAS L. HANSBERGER is replaced with the following:

     He is the lead manager for the All Countries Fund(SM) and the Emerging Markets Fund.

   - the paragraph discussing WILKIN W. TAI is deleted.

   - the paragraphs discussing MS. REEVES and MESSRS. ALZURU, TYURENKOV and GULDEN are replaced with the following:

   LAURETTA (RETZ) REEVES joined the Adviser in 1996 as a Managing Director, portfolio manager and research analyst. Prior to joining the Adviser she was Senior Vice President of Templeton Worldwide in the research and portfolio management group with primary responsibility for numerous industries and countries, including global chemicals and European banks. Ms. Reeves is the lead manager for the Foreign Small Cap Fund and a member of the team that manages the International Fund.

   FRANCISCO ALZURU joined the Adviser in 1994 as a Managing Director, portfolio manager and research analyst, specializing in Latin America. Prior to joining the Adviser, he worked at Vestcorp Partners as their Latin American analyst. Mr. Alzuru is a member of the team that manages the Foreign Small Cap Fund, the All Countries Fund(SM) and the Emerging Markets Fund.

   VICTORIA GRETZKY joined the Adviser in 1995 as a research analyst. Prior to joining the Adviser, she was a research analyst for Optimum Consulting, a Russian based firm which specialized in restructuring Russian Companies during privatization. Ms. Gretzky is a member of the team that manages the Emerging Markets Fund.

   CHARLES F. GULDEN joined the Adviser in 1996 as a Managing Director, portfolio manager and research analyst. Prior to joining the Adviser, he was Vice President and Director of Templeton Worldwide in the research and portfolio management group with primary research responsibility for global health care services and agricultural chemical sectors. Mr. Gulden is a member of the teams that manage the Foreign Small Cap Fund and the All Countries Fund(SM)

   JOHN HOCK joined the Adviser in 1996 as a research analyst. Prior to joining the adviser, he was a vice president and senior analyst in the global securities research and economics group at Merrill Lynch. Mr. Hock is a member of the teams that manage the International Fund and the All Countries Fund.(SM)

   ROBERT MAZUELOS joined the Adviser in 1995 as a research analyst. Prior to joining the Adviser, he was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. Mr. Mazuelos is a member of the teams that manage the International Fund, Emerging Markets Fund and the Foreign Small Cap Fund.

   PATTRA PIRIYAPOKSOMBUT joined the Adviser in 1996 as a portfolio manager and research analyst. Prior to joining the Adviser, she was a senior analyst at Wheelock NatWest Securities where her research responsibilities included building materials and property sectors. Ms. Piriyapoksombut is a member of the team that manages the Emerging Markets Fund.

   VLADIMIR TYURENKOV joined the Adviser in 1995 as Managing Director of Eastern Europe and Russia, portfolio manager and research analyst. Prior to joining the Adviser, he spent several years working for the Russian Government and worked extensively on the Pepperdine University Russian Conversion and Privatization Program. Mr. Tyurenkov is a member of the teams that manage the Foreign Small Cap Fund, the All Countries Fund(SM) and the Emerging Markets Fund.

   DAVID WU joined the Adviser in 1995 as a research analyst.   Prior to
   joining the Adviser, Mr. Wu was an editor at Business Asia, an Economist Group publication targeted at senior management for multinationals operating in Asia. He is a member of the teams that manage the Emerging Markets Fund and the Foreign Small Cap Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                    [HANSBERGER INSTITUTIONAL SERIES LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION


                   [HANSBERGER INSTITUTIONAL SERIES LOGO]


                        HANSBERGER INSTITUTIONAL SERIES

                          515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
                           Telephone No. 954-522-5150


         Hansberger Institutional Series (the "Trust") is an open-end management investment company currently consisting of four series, INTERNATIONAL FUND, EMERGING MARKETS FUND, FOREIGN SMALL CAP FUND AND ALL COUNTRIES FUND(SM) (each individually referred to as a "Fund" or collectively referred to as the "Funds"), each of which is described in this Statement of Additional Information. The investment adviser of each Fund is Hansberger Global Investors, Inc. (the "Adviser").

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus offering shares of the Trust dated October 18, 1996, as it may be amended or supplemented from time to time (the "Prospectus"). A copy of the Prospectus may be obtained without charge by writing to, or calling, the Trust at the address and telephone number listed above.






        This Statement of Additional Information is dated June 30, 1997.

TABLE OF CONTENTS                                                                                                        PAGE

INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
      Illiquid and Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
      Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
      Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
      Debt Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
      High Risk Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
      Lending of Portfolio Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
      Depositary Receipts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
      Derivative Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
      Forward Currency Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
      Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      When-Issued Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
      Foreign Investment Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
      Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
      Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
      Mortgage Dollar Rolls and Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
TRUSTEES AND OFFICERS OF THE TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
INVESTMENT ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
FUND TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
ORGANIZATION OF THE TRUST AND THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Appendix of Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

                       ---------------------------------


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of each Fund's investment objectives, policies and techniques that are described in detail in the Prospectus under the caption "Investment Objectives and Policies". Capitalized terms not defined herein are defined in the Prospectus.

ILLIQUID AND RESTRICTED SECURITIES

         Certain securities exempt, or issued in transactions exempt, from registration under the 1933 Act, including 144A Securities, may be considered illiquid. The Board of Trustees is responsible for determining, to the extent permissible under the federal securities laws, which securities are illiquid; the Board has delegated this responsibility to the Adviser, who will make the day-to-day determinations of the liquidity of securities. The Board retains oversight and ultimate responsibility for these determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to examine factors such as (i) the nature of the market (including the institutional private resale market) for a security, (ii) the terms of certain instruments permitting disposition to the issuer thereof or a third party (e.g., certain repurchase obligations and demand instruments), (iii) availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

         Restricted Securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement under the 1933 Act. If registration becomes necessary, the Fund may have to pay all or part of the registration costs; in addition, considerable time may elapse between the Fund's decision to sell and the time it may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during such a period, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced at fair value, determined in good faith by the Board of Trustees.

         If, through appreciation of Restricted Securities or depreciation of other securities, a Fund finds that more than 15% of its net assets are invested in illiquid securities, including illiquid Restricted Securities, it will take such steps, if any, as the Trustees deem advisable to protect liquidity.

         Each Fund may sell OTC options and may need to segregate assets or cover its obligations as writer of such options. Assets used as cover for OTC options written by a Fund will be considered illiquid unless such options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the OTC option.

SHORT SALES

         When a Fund sells short, it borrows the securities that it needs to deliver to the buyer. The Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high grade debt obligations. In addition, the Fund will deposit collateral in a segregated account with the Custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

         Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


WARRANTS

         Each Fund may buy warrants, which give the holder the right, but not the obligation, to buy stock of an issuer ("underlying stock") at a given price (usually higher than the price of the underlying stock when the warrant is issued) prior to a specified expiration date or perpetually. Warrants may trade separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets; this limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the Fund's net assets. Warrants acquired by a Fund in units or attached to securities are not subject to these limits. Warrants do not carry dividend or voting rights on the underlying stock, and do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other investments. A warrant's value does not necessarily change with the value of the underlying stock. A warrant ceases to have value if it expires unexercised.

DEBT OBLIGATIONS: GENERAL

         Each Fund may invest in debt obligations. Issuers of debt obligations are contractually obliged to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call debt when interest rates are falling.

         PRICE VOLATILITY. The market value of debt generally varies inversely to changes in interest rates; when interest rates decline, a debt obligation's price usually rises, and when interest rates rise, a debt obligation's price usually declines.

         MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the more sensitive it is to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. "Commercial paper" is generally considered the shortest form of debt, and "bond" generally refers to securities with maturities over two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

         CREDIT QUALITY. The value of debt may also be affected by changes in the issuer's credit rating or financial condition. Lower quality ratings indicate a higher degree of risk as to payment of interest and return of principal. To compensate investors for taking on increased risk, issuers considered less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

         In conducting its credit research and analysis, the Adviser considers both qualitative and quantitative factors to evaluate creditworthiness of individual issuers. The Adviser also relies, in part, on credit ratings compiled by a number of rating organizations. See the Ratings Appendix.

HIGH RISK DEBT SECURITIES ("JUNK BONDS")

         Each Fund may invest up to 20% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's or BBB by S&P, or of comparable quality, are considered below investment grade. Non-investment grade debt securities ("high risk debt securities") may include
(i) debt not in default but rated as low as C by Moody's, S&P, or Fitch Investors Service, Inc. ("Fitch"), CC by Thomson BankWatch ("TBW") or ICBA, or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C (or D if in default) by S&P, Not Prime by Moody's, F-S (or D if in default) by Fitch, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW, or D by ICBA; and (iii) unrated debt securities of comparable quality. Each Fund may also buy debt in default (rated D by S&P or TBW or Fitch, C by ICBA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch, Not Prime by Moody's, Duff 5 by Duff, TBW-4 by TBW, D by ICBA, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the Ratings Appendix for a description of ratings.

         The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

         Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

         If the issuer of high risk debt defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         If a Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS.   During periods of falling interest rates,
issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If a Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

         CREDIT RATINGS. Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Adviser's credit analysis than investment-grade debt securities. The Adviser will monitor each Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect a Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

         LEGISLATION. Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, a Fund's net asset values.

LENDING OF PORTFOLIO SECURITIES

         Each Fund may lend portfolio securities to qualified borrowers. In determining whether to lend securities to a particular investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the borrower's creditworthiness. The borrower must maintain collateral with the Custodian, either in cash, money market instruments, or a letter of credit, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends or other income, determined on a daily basis and adjusted accordingly.

         Each Fund will retain authority to terminate any loan of its portfolio securities at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on cash or money market instruments held as collateral. On any loan, a Fund will receive reasonable interest or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

DEPOSITARY RECEIPTS

         Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. ADR facilities include American Depositary Shares and New York Shares, and may be established as either "unsponsored" or "sponsored." While the two types of ADR facilities are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS

         GENERAL DESCRIPTION. Each Fund may invest in a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contacts, and forward contracts to hedge its other investments, or for risk management.

         The use of these instruments is subject to regulation by the SEC, options and futures exchanges upon which the instruments may be traded, the Commodity Futures Trading Commission ("CFTC") and state regulatory authorities. In addition, the Fund's ability to use these instruments will be limited by tax considerations.

         In addition to the investments and techniques described below and in the Prospectus, the Adviser may use additional instruments and other hedging techniques as they become available, to the extent that they are consistent with a Fund's investment limitations and applicable regulation.

         SPECIAL RISKS OF THESE INSTRUMENTS. Derivative instruments present special considerations and risks. Risks pertaining to particular individual instruments are described in following sections.

         First, successful use of these instruments depends on the Adviser's ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         Second, correlation between the price movements of a hedging instrument and the price movements of the investment being hedged may be imperfect or even non-existent. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Imperfect correlation could be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of any hedge using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the hedged investments.

         Third, while successful hedging strategies can reduce the risk of loss, they can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a portfolio security, but the price of that security increased, the Fund's gain from that increase could be offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more then the increase in the price of the hedged security, the Fund could suffer a loss.

         Fourth, if a Fund is unable to close out its positions in derivative instruments, assets maintained as "cover" might be required to continue to be maintained until the hedge position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security at an advantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to the transaction to close out the position. There is no assurance that any hedging position can be closed out at a time and price favorable to the Fund.

         GENERAL LIMITATION ON CERTAIN DERIVATIVE TRANSACTIONS. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility includes representations that a Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulation, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of the Fund's assets at-risk to 5%.

         In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date of the options are written will not exceed 25% of the Fund's net assets, (ii) the aggregate premiums paid on all options purchase by a Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposit required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

         Transactions using options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, each Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in segregate custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS. As described in the Prospectus, each Fund may write covered call options and covered put options. As a matter of operating policy, the value of the underlying securities on which a Fund will write options will not, at any one time, exceed 5% of the Fund's total assets.

         For writing a call, a Fund will receive a premium, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit; however, by writing the call, the Fund also limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, the Fund's total return when it is writing covered calls may be more or less than the total return would have been from its underlying securities had it not written the calls.

         Each Fund may sell puts to receive the premiums paid by purchasers and to close out long put positions. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, the Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

         Each Fund may purchase calls to close out covered call positions or to protect against an increase in the price of a security it anticipates purchasing. Each Fund may purchase puts on securities that it holds only to protect itself against a decline in the value of those securities. If a Fund were to purchase a put on a security it holds, and the value of that underlying security were to fall below the exercise price of the put, in an amount greater than the premium paid for the option, the Fund would incur no additional loss. Each Fund may also purchase puts to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on each Fund's ability to purchase call and put options.

         Each Fund may purchase or write put and call options on securities, indices and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described above under "Illiquid and Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include

European-style options, which are exercisable only at expiration.
American-style options are exercisable at any time prior to the expiration date.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty to the transaction (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract the effectiveness of attempted hedging.

         FUTURES CONTRACTS. Each Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund's futures transactions may be entered into for hedging purposes or risk management. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, each Fund will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker.

When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund does not have sufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FORWARD CURRENCY CONTRACTS

         Each Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the $US equivalent of the anticipated sale proceeds).

         A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or to take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

FOREIGN CURRENCY TRANSACTIONS

         Although each Fund values its assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. Each Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. Each Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

WHEN-ISSUED SECURITIES

         Normally, the settlement date on when-issued securities occurs within one month of purchase commitment, but may take longer, albeit not more than 120 days after the trade date.

         At the time a Fund commits to purchase a security on a when-issued basis, it will record the transaction and reflect the value of that security in determining its net asset value. The Adviser does not believe that any Fund's net asset value will be adversely affected by purchases of securities on a when-issued basis.

         While when-issued securities may be sold prior to settlement, the Adviser intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. Each Fund will maintain a separate account with the Custodian, with a segregated portfolio of cash and marketable securities at least equal in value to that Fund's commitments to purchase when-issued securities. Such segregated securities will mature (or, if necessary, be sold) on or before the settlement date. When the time comes for a Fund to pay for when-issued securities, it will meet its obligations from the then-available cash flow, the sale of the securities held in this separate account, the sale of other securities; although it would not normally expect to do so, the Fund may also meet this obligation from the sale of the when-issued securities themselves, which may have increased or decreased in market value.

         When a Fund commits to purchase when-issued securities, it increases its exposure to fluctuations in, e.g., market interest rates. Each Fund's current policy is to limit its aggregate when-issued commitments to 15% of the market value of its total assets less liabilities, other than the obligations created by these commitments.

FOREIGN INVESTMENT COMPANIES

         Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. The Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

REPURCHASE AGREEMENTS

         In a repurchase agreement, a Fund buys a security from a counterparty that has agreed to repurchase it at a mutually agreed upon date and repurchase price, reflecting the interest rate effective for the term of the repurchase agreement. The term of a repurchase agreement is usually from overnight to one week and never exceeds one year; repurchase agreements with a maturity in excess of seven days are considered illiquid. The counterparty's obligation to repurchase is secured by the value of the underlying security; when the Fund enters into a repurchase agreement, it always receives, as collateral, underlying securities with a market value at least equal to the purchase price (including accrued interest), and the Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that such value always equals or exceeds the repurchase price plus accrued interest.

         A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

BORROWING

         Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Each Fund will secure all borrowings; either the Custodian will segregate the Fund's assets securing the borrowing for the benefit of the lenders or similar arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. Proceeds of borrowing may be used for investment purposes or to pay dividends.

         Each Fund may also engage in dollar roll transactions and reverse repurchase agreements, which may be considered a form of borrowing. In addition, each Fund may borrow up to an additional one-third of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed one-third of its total assets.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

         Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the funds. (See "Borrowing" above.)

         The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

                            INVESTMENT RESTRICTIONS

         The following are fundamental investment limitations of each Fund. These fundamental limitations may not be changed without shareholder approval.

In accordance with these limitations, each Fund will not:

1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts, as described in the Prospectus).

2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.


3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin, except that a Fund may make margin payments in connection with futures, options and currency transactions.


4. Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5. Borrow money, except that a Fund may engage in dollar roll transactions and reverse repurchase agreements, and may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.

         If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

ADDITIONAL RESTRICTIONS

         Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4.       Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest for the purpose of exercising control over management of any company.

7. Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the
         Fund). Rule 144A securities determined by the Board of Trustees to be liquid are not subject to this limitation.

         Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund's acquisition of such security or property. The value of a Fund's assets is calculated as described in its Prospectus under the heading "Valuation of Shares."


                       TRUSTEES AND OFFICERS OF THE TRUST

         The name, age, address, principal occupation during the past five years and other information about each Trustee and officer of the Trust is shown below. Each Trustee who is considered to be an "interested person," as defined in the 1940 Act, of the Trust is indicated by an asterisk.


                                                  OFFICES WITH       PRINCIPAL OCCUPATION
NAME AND ADDRESS                                    THE TRUST        DURING PAST FIVE YEARS
----------------                                  ------------       ----------------------

THOMAS L. HANSBERGER* (64)                       President and       Chairman and Chief Executive officer,
515 East Las Olas Blvd.                          Trustee             Hansberger Global Investors, Inc., 1994
Fort Lauderdale, FL                                                  to present; Chairman and Chief Executive
                                                                     Officer, Templeton Worldwide, 1992 to
                                                                     1993; Director and Chief Executive
                                                                     Officer, Templeton, Galbraith &
                                                                     Hansberger Ltd., 1985 to 1992.

J. CHRISTOPHER JACKSON, ESQ.* (45)               Vice President      General Counsel, Hansberger Global
515 East Las Olas Blvd.                          and Trustee         Investors, Inc. 1996 to present; Vice
Fort Lauderdale, FL                                                  President, Associate General Counsel and
                                                                     Assistant Secretary, Van Kampen American
                                                                     Capital, Inc. 1986 to 1996.

KATHRYN B. MCGRATH, ESQ.* (52)                   Trustee             Partner, Morgan, Lewis & Bockius LLP,
1800 M Street, N.W.                                                  1990 to present.
Washington, DC

STUART B. ROSS (59)                              Trustee             Executive Vice President, Xerox
100 First Stamford Place                                             Corporation, 1990 to present; Chief
Stamford, CT                                                         Executive Officer, Xerox Financial
                                                                     Services, Inc., 1990 to present.

WILLIAM F. WATERS, ESQ. (64)                     Trustee             Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                                           Merrill Lynch & Co., 1984 to 1996.
Darien, CT

CHARLES F. GULDEN (35)                           Vice President      Managing Director, Hansberger Global
515 East Las Olas Blvd.                                              Investors, Inc. 1996 to present; Vice
Fort Lauderdale, FL                                                  President and Director of Research &
                                                                     Portfolio Management, Templeton
                                                                     Worldwide, 1989 to 1996.

WESLEY E. FREEMAN (47)                           Vice President      Managing Director, Hansberger Global
515 East Las Olas Blvd.                                              Investors, Inc. 1996 to present;
Fort Lauderdale, FL                                                  Executive Vice President for
                                                                     Institutional Business Development,
                                                                     Templeton Worldwide, 1989 to 1996.

THOMAS A. CHRISTENSEN, Jr. (26)                  Treasurer           Vice President and Controller, Hansberger
515 East Las Olas Blvd.                                              Global Investors, Inc. 1996 to present;
Fort Lauderdale, FL                                                  Accountant, Arthur Andersen LLP, 1993 to
                                                                     1996; student, University of Illinois,
                                                                     1993 to 1994; student, University of
                                                                     Florida School of Accountancy, 1989 to
                                                                     1993.

KIMBERLEY SCOTT (34)                             Secretary           Senior Vice President, Hansberger Global
515 East Las Olas Blvd.                                              Investors, Inc. 1994 to present;
Fort Lauderdale, FL                                                  Executive Assistant and Portfolio
                                                                     Supervisor, Templeton Worldwide, 1992 to
                                                                     1994.

KARL O. HARTMANN, ESQ. (41)                      Assistant           Senior Vice President and General
73 Tremont Street                                Secretary           Counsel, Chase Global Funds Services
Boston, MA                                                           Company, 1991 to present.



         The Trust pays each Trustee who is not a director, officer, partner or employee of the Adviser, any affiliated company, or legal counsel to the Adviser ("Disinterested Trustee"), an annual fee of $3500, plus $500 per Board meeting. In addition, the Trust reimburses each Disinterested Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees receive no compensation or expense reimbursement from the Trust. For the fiscal year ending December 31, 1996, the Trust paid the following amounts to Trustees and Officers of the Trust:

=============================================================================================================

                             Aggregate            Pension or                              Total Compensation
                         Compensation From        Retirement                              from Registrant and
                          Registrant for       Benefits Accrued    Estimated Annual       Fund Complex Paid to
  Name of Person,        Fiscal Year Ended     as Part of Fund      Benefits Upon         Directors for Fiscal
     Position                  1996                Expenses           Retirement            Year Ended 1996
=============================================================================================================
  Stuart B, Ross,              $1,375                N/A                  N/A           $1,375 for service
   Trustee                                                                              on one board
-------------------------------------------------------------------------------------------------------------
  William F. Waters,           $1,375                N/A                  N/A           $1,375 for service
   Trustee                                                                              on one board

=============================================================================================================




         As of April 4, 1997, the officers and Trustees of the Trust, in the aggregate, beneficially owned 77,117.537 shares ( 2.51% of the outstanding shares) of International Fund.



                             PRINCIPAL SHAREHOLDERS


         The following table sets forth the information concerning beneficial ownership, as of April 4, 1997, of the Funds' shares by each person who beneficially owned more than 5% of the voting securities of any Fund.



                                                                             Shares          Percentage of
 Name and Address                                                        Beneficially         Outstanding
 of Shareholder                                          Fund               Owned            Shares Owned
 -------------------------------                   -----------------        ---------        ------------

 MAC & CO A/C LCSF8607772                        International Fund      1,139,124.174             37%
 Mutual Funds Operations
 P.O. Box 3198
 Pittsburgh, PA 15230-3198

 BOVA & COMPANY                                  International Fund      1,092,490.952             36%
 P.O. Box 85539
 Richmond, VA 23285-5539

 BOST & CO W E RF 969002                         Emerging Markets        299,553.482             22.2%
 Mutual Funds Operations                         Fund
 P.O. Box 3198
 Pittsburgh, PA 15230-3198

 General Employees Retirement                    Emerging Markets        280,636.109             20.8%
 System of the City of Fort Lauderdale           Fund
 315 NE Third Avenue Suite 202
 Fort Lauderdale, FL 33301

                                                                           Shares            Percentage of
 Name and Address                                                        Beneficially         Outstanding
 of Shareholder                                          Fund               Owned            Shares Owned
 -------------------------------                   -----------------     ------------        ------------

 Alberto Cribiore                                Emerging Markets        98,814.229              7.3%
 590 Madison Avenue Suite 18C                    Fund
 New York, NY 10022

 Donald J. Gogel                                 Emerging Markets        98,814.229              7.3%
 31 Masterton Road                               Fund
 Bronxville, NY 10708

 Max C. Chapman Jr.                              Emerging Markets        98,814.229              7.3%
 P.O. Box 194                                    Fund
 Scarborough, NY 10510

 Hubbard C. Howe                                 Emerging Markets        95,423.319              7.1%
 and Gene S. Howe                                Fund
 JTTEN
 210 Gentry Way
 Reno, NV 89502



                               INVESTMENT ADVISER

         Hansberger Global Investors, Inc. (the "Adviser") is the investment adviser to each Fund. The Adviser, a Florida corporation, is owned and controlled by Mr. Thomas L. Hansberger who founded the Adviser in 1994. In addition to the Funds, the Adviser is currently the investment manager of the Hansberger Global Fund plc., an investment company incorporated in Ireland. A brief description of the investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "MANAGEMENT OF THE FUND -- Investment Adviser."

         The Advisory Agreement, dated October 17, 1996, was approved by the sole shareholder of the International Fund and the Emerging Markets Fund on October 4, 1996. The Advisory Agreement will continue in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is approved annually by either the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act), and in either case by the vote of a majority of the Trust's trustees who are neither parties to the Advisory Agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

         The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser places all orders for the purchase and sale of each Fund's portfolio securities at that Fund's expense.

         Except for expenses assumed by the Adviser as set forth above, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses, expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly financial statements mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders); registrars; auditing and legal services, clerical services related to record keeping and shareholder relations, and fees for trustees who are not "interested persons" of the Adviser.



         As compensation for its services, each Fund pays to the Adviser a fee as described in the Prospectus. For the fiscal year ended December 31, 1996, the Adviser waived all fees payable to it by the Funds.


         The organizational expenses of the International Fund, Emerging Markets Fund, Foreign Small Cap Fund and All Countries Fund(SM) in the amounts of $44,614, $44,614, $19,594 and $19,594, respectively, were advanced by the Adviser and will be reimbursed by the Fund over a period of not more than 60 months from the date that Fund commenced operations.





                        FUND TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Adviser considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In carrying out the provisions of the Advisory Agreement, the Adviser may cause a Fund to pay, to a broker that provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by each Fund under its Advisory Agreement are not reduced as a result of the Adviser's receipt of research services.

         Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesperson, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

         Where the Adviser itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Adviser's allocation of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit the funds and other advisory clients.

         From time to time, the Adviser may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Adviser with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

         Each year, the Adviser will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Adviser's evaluation of all applicable considerations.

         The Adviser may direct the purchase of securities on behalf of each Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Adviser believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

         The Adviser is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

         The Adviser places portfolio transactions for other advisory accounts, including other mutual funds managed by the Adviser. Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with each Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to each Fund will not be disproportionate to the benefits received by it on a continuing basis.

         The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


         Because each Fund was newly-organized, it paid no brokerage commissions during the past fiscal year.



         It is anticipated that the annual portfolio turnover rate of each Fund will not exceed 100% under normal circumstances. For the fiscal period ended December 31, 1996, the portfolio turnover rate was 0%.


                                   CUSTODIAN

         The Chase Manhattan Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245, serves as custodian of the assets of the Trust and has custody of all of its securities and cash. The Custodian delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. In addition, the Trust, with the approval of the Board of Trustees and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets. The Custodian and sub-custodians are in no way responsible for any of the investment policies or decisions of a Fund.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT


         Chase Global Funds Services Company, the Trust's Administrator, acts as transfer agent and dividend-disbursing agent for the Funds. The Administrator is compensated under the Administration Agreement discussed in the Prospectus.


         From time to time, the Funds, directly or indirectly through arrangements with the Adviser or Administrator, may pay amounts to third parties that provide transfer agent and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans.

These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders.


                                     TAXES

GENERAL

         As indicated under "Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of a Fund's management practices or policies.

         In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months - options or futures (other than those on foreign currencies), or foreign currencies (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers..

         If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

         Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the

Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the elections, the Funds would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income, or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

         Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) - which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax
- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

         Pursuant to proposed regulations, open-end RICs such as the Funds would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

DERIVATIVE INSTRUMENTS

         The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith.

Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transaction in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected, a Fund may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.


                        DETERMINATION OF NET ASSET VALUE


         As set forth in the Prospectus under the caption "Valuation of Shares" the net asset value of each Fund will be determined as of the regular close of trading (currently 4:00pm, Eastern time) on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


         Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used when such values are believed to more accurately reflect the fair market value for
such securities.   Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees has determined that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, accretion of any discount or amortization of any premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


           The calculation of net asset value does not usually take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation. Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the regular close of trading on the NYSE on each business day on which the NYSE is open for trading. In addition, foreign securities trading in a particular country or countries may not take place on all business days the NYSE is open. Furthermore, trading takes place in various foreign markets on days which are not business days on which the NYSE is open and on which the Funds' net asset values are not calculated. As a result, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.


                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

         Shares of a Fund and any other mutual funds sponsored by the Adviser may be exchanged for each other without charge at relative net asset values once per six month period. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other sponsored funds from the Adviser. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

         The Telephone Exchange and Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges is contained in the Prospectus.

SIGNATURE GUARANTEES

         The signature(s) of redeeming shareholders must generally be guaranteed by an "eligible guarantor," including: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or clearing agency or which have minimum net capital of $100,000, or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A notarized signature will not be sufficient. If share are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed.

REDEMPTIONS IN KIND

         If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of portfolio securities, in conformity with applicable rules of the SEC. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities received in distributions in kind.


                    ORGANIZATION OF THE TRUST AND THE FUNDS

         The Funds are separate series of an open-end investment company organized as a trust under the laws of the Commonwealth of Massachusetts, of a type commonly known as a Massachusetts business trust. The Board of Trustees may allocate assets, liabilities, income and expenses to the Trust's separate series (and classes, if any), and may divide or redivide any unissued shares of the Trust into one or more additional series. Fractional shares have the same rights proportionately as do full shares. Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion.

         When issued for payment as described in the Prospectus and this SAI, each Fund's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the Prospectus. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested belong to that Fund and would be subject to the liabilities related thereto.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                            PERFORMANCE INFORMATION

         As described under "Performance Information" in the Prospectus, each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for a Fund. Without waivers and absorption of expenses, performance results will be lower. No historical performance represents the future performance of a Fund.

AVERAGE ANNUAL TOTAL RETURN

         The average annual total return of a Fund is computed by finding the average annual compounded rates of return over designated time periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T) =ERV


     P      =  a hypothetical initial payment of $10,000.
     T      =  average annual total return.
     n      =  number of years.
     ERV    =  ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.


The average annual total return of the International Fund and the Emerging Markets Fund for the period from inception to March 31, 1997 were 2.47% and 3.56%, respectively.




TOTAL RETURN

         Calculation of a Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

         The Funds' performance figures will be based upon historical results and will not represent future performance. Each Fund's shares are sold at net asset value per share. Each Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm will reduce the returns described in this section.


COMPARISONS

         U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

         CERTIFICATES OF DEPOSIT. Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

         MONEY MARKET FUND. Investors may want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

         LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper's appropriate funding category, that is, by fund objective and portfolio holdings. Each Fund's performance may also be compared to the average performance of its Lipper category.

         MORNINGSTAR, INC. Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute and do not represent future results.

         INDEPENDENT SOURCES. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc.; Financial World; Business Week; U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.


         INDICES. A Fund may compare its performance to a wide variety of indices including the Consumer Price Index; Dow Jones Average of 30 Industrials; NASDAQ Over-the-Counter Composite Index; Standard & Poor's 500 Stock Index; Standard & Poor's 400 Mid-Cap Stock Index; Standard & Poor's 600 Small-Cap Index; Wilshire 4500 Index; Wilshire 5000 Index; Wilshire Small Cap Index; Wilshire Small Cap Growth Index; Wilshire Small Cap Value Index; Wilshire Midcap 750 Index; Wilshire Midcap Growth Index; Wilshire Midcap Value Index; Wilshire Large Cap Growth Index; Russell 1000 Index; Russell 1000 Growth Index; Russell 2000 Index; Russell 2000 Small Stock Index; Russell 2000 Growth Index; Russell 2000 Value Index; Russell 2500 Index; Russell 3000 Stock Index; Russell Mid Cap Index; Russell Mid Cap Growth Index; Russell Mid Cap Value Index; Value Line Index; Morgan Stanley Capital International EAFE(R) Index; Morgan Stanley Capital International World Index; Morgan Stanley Capital International All Country World Index; and Salomon Brothers World Index.


         In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis.

         There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

         HISTORICAL INFORMATION. Because each Fund's investments are denominated primarily in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the Adviser's views or interpretations of such statistical data or historical performance.

         HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and the payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

         OTHER FUND ADVISED BY HANSBERGER. Hansberger Global Investors, Inc. advises a number of mutual funds investing in a variety of markets. The Fund may be compared, from time to time, to other mutual funds advised by Hansberger Global Investors, Inc. based on a risk/reward profile. In general, the degree of risk associated with any investment product varies directly with that product's potential level of reward. This correlation or any Fund's individual profile may be described or discussed in marketing materials; this discussion will not be used to compare the risk and reward potential of the Fund with that of any mutual fund or investment product other than those advised by Hansberger Global Investors, Inc. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

ADDITIONAL FUND INFORMATION

         PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

         MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measure of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicated volatility greater than the market, and a beta of less than
1.00 indicates volatility less than the
market.  Another measures of volatility or risk is standard deviation.
Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                         2
         Standard deviation = the square root of #(x -x )
                                                    i  m
                                                 ---------
                                                     n-1

where    #   = "the sum of,"
         x   = each individual return during the time period,
          i
         x   = the average return over the time period, and
          m
         n   = the number of individual returns during the time period.

         Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

         Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

         The Adviser is an independent investment adviser, owned by professionals active in its management. Recognizing that the investors are the focus of its business, the Adviser strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

         The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Adviser believes that active management should produce greater returns than a passively managed index. The Adviser has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Adviser believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

         Discussions of economic, social and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may affect a Fund include changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the Adviser's views or interpretations of such factors.

                            INDEPENDENT ACCOUNTANTS


         Arthur Andersen LLP, 225 Franklin Street, Boston, MA 02110, are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                 LEGAL COUNSEL

         Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. 20036, acts as legal counsel for the Trust.

                              FINANCIAL STATEMENTS


         The Trust's financial statements for the Funds, including the Portfolios of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements and the Report of Independent Accountants, all of which are included in the 1996 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. A copy of the Annual Report to Shareholders must accompany this Statement of Additional Information. The unaudited financial statements for the period ended March 31, 1997 are attached hereto.

HANSBERGER INSTITUTIONAL SERIES
PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
INTERNATIONAL FUND

                                                                                                                    VALUE
                                      SHARES                                                                    (NOTE A1)
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS   (79.2%)
ARGENTINA  (2.4%)
                                      45,000  Mirgor S.A.C.I.F.I.A. ADR                                          $118,125
                                      10,400  Telefonica de Argentina ADR S.A.                                    305,500
                                      26,000  Transportadora de Gas del Sur ADR, S.A.                             334,750
                                                                                                       -------------------
                                                                                                                  758,375
                                                                                                       -------------------
AUSTRALIA  (2.7%)
                                     152,146  Burns Philp & Co Ltd.                                               254,056
                                      46,000  Coles Myer Ltd.                                                     216,370
                                      35,000  Gio Australia Holdings Ltd.                                         102,619
                                      23,500  National Australia Bank Ltd.                                        297,529
                                                                                                       -------------------
                                                                                                                  870,574
                                                                                                       -------------------
BRAZIL  (1.8%)
                                       5,500  Aracruz Celulose ADR S.A.                                           100,375
                                      63,000  Rhodia-Ster GDR S.A.                                                181,125
                                       2,900  Telebras ADR                                                        296,887
                                                                                                       -------------------
                                                                                                                  578,387
                                                                                                       -------------------
CANADA  (0.6%)
                                      14,500  London Insurance Group Inc.                                         199,169
                                                                                                       -------------------
CHILE  (1.0%)
                                      16,000  Empresa Nacional Electricidad ADR S.A.                              304,000
                                                                                                       -------------------
CHINA  (0.6%)
                                      19,500  Shandong Huaneng Power Co. Ltd. ADR                                 204,750
                                                                                                       -------------------
COLOMBIA  (0.6%)
                                       8,000  Banco Ganadero S.A. ADR                                             203,000
                                                                                                       -------------------
CZECHOSLOVAKIA  (2.0%)
                                       3,000  Komercni Banka A.S. GDR                                              94,650
                                       9,700  Skoda Plzen A.S.                                                    317,605
                                         750  SPT Telecom A.S.                                                     89,181
                                       8,500  Zivnobanka-Investicni Fond                                          137,106
                                                                                                       -------------------
                                                                                                                  638,542
                                                                                                       -------------------
DENMARK  (1.2%)
                                       3,200  Tele Danmark A/S, Class B                                           168,209
                                       4,200  Unidanmark A/S, Class A (Registered)                                225,401
                                                                                                       -------------------
                                                                                                                  393,610
                                                                                                       -------------------
FINLAND  (2.0%)
                                      22,300  Kemira Oy                                                           241,385
                                      23,500  Merita Ltd., Class A                                                 80,678
                                      41,700  Metsa-Serla Oy, Class B                                             303,166
                                                                                                       -------------------
                                                                                                                  625,229
                                                                                                       -------------------


  The accompanying notes are an integral part of the financial statements.

FRANCE  (4.3%)
                                         750  Alcatel Alsthom                                          $           90,569
                                       3,467  AXA-UAP                                                             229,898
                                       2,052  Bail Investissement                                                 309,929
                                       7,300  Banque Nationale de Paris                                           325,181
                                       3,240  Elf Acquitaine S.A.                                                 332,974
                                       3,300  Renault S.A.                                                         83,580
                                                                                                       -------------------
                                                                                                                1,372,131
                                                                                                       -------------------
GERMANY  (1.5%)
                                       2,900  Deutsche Bank AG                                                    164,289
                                       5,600  Gildemeister AG                                                     310,533
                                                                                                       -------------------
                                                                                                                  474,822
                                                                                                       -------------------
HONG KONG  (4.9%)
                                     744,000  Cafe de Coral Holdings, Ltd.                                        204,034
                                      33,000  Cheung Kong Holdings, Ltd.                                          290,662
                                      59,000  Guoco Group Ltd.                                                    291,623
                                      54,000  Jardine Matheson Holdings, Ltd.                                     313,200
                                     225,000  Swire Pacific Ltd., Class B                                         286,016
                                     175,000  Tai Cheung Holdings                                                 151,316
                                                                                                       -------------------
                                                                                                                1,536,851
                                                                                                       -------------------
INDIA  (0.9%)
                                     109,000  India Cements Ltd. GDR                                              272,500
                                                                                                       -------------------
INDONESIA  (1.7%)
                                     310,000  PT Indah Kiat Pulp & Paper Corp. (Foreign)                          229,175
                                     111,500  PT Indosat (Foreign)                                                297,209
                                                                                                       -------------------
                                                                                                                  526,384
                                                                                                       -------------------
ITALY  (2.8%)
                                     161,900  Banca Commercicle Italiana                                          324,334
                                      31,500  Burgo (Cartiere) S.P.A.                                             164,184
                                      18,000  Stet Di Risp (NCS)                                                   63,914
                                     153,000  Telecom Italia S.P.A. Di Risp (NCS)                                 326,235
                                                                                                       -------------------
                                                                                                                  878,667
                                                                                                       -------------------
JAPAN  (2.9%)
                                      13,800  Aoyama Trading Co. Ltd.                                             320,346
                                      10,700  Chudenko Corp.                                                      283,002
                                      15,000  Yamanouchi Pharmaceutical Co.                                       310,592
                                                                                                       -------------------
                                                                                                                  913,940
                                                                                                       -------------------
KOREA  (2.0%)
                                      58,000  Cho Hung Bank Co. Ltd.                                              297,934
                                       8,100  Shinsegae Department Store Co.                                      318,392
                                                                                                       -------------------
                                                                                                                  616,326
                                                                                                       -------------------
MEXICO  (2.0%)
                                      60,000  Cifra S.A. de CV ADR, Class B                                        84,120
                                     767,000  Grupo Herdez S.A., Series B                                         285,080
                                       6,500  Telefonos de Mexico, Class L ADR                                    250,250
                                                                                                       -------------------
                                                                                                                  619,450
                                                                                                       -------------------
NETHERLANDS  (3.9%)
                                       4,800  Ahrend Groep N.V.                                                   306,870


  The accompanying notes are an integral part of the financial statements.

                                       2,100  Akzo Nobel N.V.                                          $          301,656
                                       4,150  Eriks Holdings N.V.                                                 307,580
                                       9,600  Koninklijke Pakhoed N.V.                                            321,971
                                                                                                       -------------------
                                                                                                                1,238,077
                                                                                                       -------------------
NEW ZEALAND  (1.9%)
                                     109,000  Air New Zealand, Ltd., Class B                                      296,831
                                     330,000  Brierley Investments Ltd.                                           307,196
                                                                                                       -------------------
                                                                                                                  604,027
                                                                                                       -------------------
NORWAY  (2.1%)
                                      36,500  Fokus Banken A/S                                                    320,938
                                       6,500  Sparebanken NOR                                                     187,226
                                      11,500  Unitor ASA                                                          149,933
                                                                                                       -------------------
                                                                                                                  658,097
                                                                                                       -------------------
PAKISTAN  (0.5%)
                                       2,100  Pakistan Telecom Ltd. GDR                                           151,946
                                                                                                       -------------------
PERU  (1.0%)
                                      18,300  Southern Peru Copper Corp.                                          311,100
                                                                                                       -------------------
POLAND  (1.0%)
                                       5,600  E. Wedel S.A.                                                       315,108
                                                                                                       -------------------
PORTUGAL  (1.0%)
                                      21,700  Banco Totta & Acores, Class B, S.A.                                 327,240
                                                                                                       -------------------
RUSSIA  (2.8%)
                                       2,000  Lukoil Oil Co. ADR                                                  113,220
                                      27,000  Rostelecom                                                          101,250
                                       9,000  SKB Banka GDR                                                       321,750
                                       3,600  Surgutneftgaz ADR                                                   135,000
                                   1,150,000  Unified Energy System                                               219,880
                                                                                                       -------------------
                                                                                                                  891,100
                                                                                                       -------------------
SINGAPORE  (1.0%)
                                      34,000  City Development Ltd.                                               301,281
                                                                                                       -------------------

SLOVAKIA  (1.6%)
                                       6,000  Nafta Gbely A.S.                                                    304,347
                                       9,300  Vychodoslovenske Zeleziarne A.S.                                    201,971
                                                                                                       -------------------
                                                                                                                  506,318
                                                                                                       -------------------

SOUTH AFRICA  (1.0%)
                                      42,000  SAPPI Ltd.                                                          326,440
                                                                                                       -------------------

SPAIN  (5.7%)
                                       1,600  Banco De Andalucia S.A.                                             211,219
                                       5,350  Banco Pastor S.A.                                                   306,742
                                      10,600  Cortefiel S.A.                                                      326,385
                                       6,250  Gas y Electricidad S.A.                                             325,606
                                       7,700  Repsol S.A.                                                         321,571
                                      12,670  Telefonica de Espana S.A.                                           306,268
                                                                                                       -------------------
                                                                                                                1,797,791
                                                                                                       -------------------


  The accompanying notes are an integral part of the financial statements.

SWEDEN  (1.3%)
                                       2,780  ABB AB, Class B                                          $          315,305
                                       3,550  Volvo AB                                                             95,237
                                                                                                       -------------------
                                                                                                                  410,542
                                                                                                       -------------------
SWITZERLAND  (3.1%)
                                         165  Baloise Holdings                                                    337,062
                                         268  Julius Baer Holding AG                                              324,013
                                         255  Novartis AG                                                         316,447
                                                                                                       -------------------
                                                                                                                  977,522
                                                                                                       -------------------
THAILAND  (2.6%)
                                      46,000  Bangkok Bank Co. Ltd.                                               324,760
                                       6,000  Siam Cement Co. Ltd. (Foreign)                                      156,270
                                          16  Thai International Fund GDR                                         324,000
                                                                                                       -------------------
                                                                                                                  805,030
                                                                                                       -------------------
UNITED KINGDOM  (9.9%)
                                      74,000  BICC plc                                                            328,064
                                      44,100  British Telecommunications plc                                      323,187
                                      70,600  BTR plc                                                             309,507
                                      95,000  Coats Viyella plc                                                   210,972
                                     101,000  Hillsdown Holdings plc                                              320,661
                                     118,500  House of Fraser plc                                                 307,995
                                      22,400  Hyder plc                                                           291,101
                                      27,800  National Westminister Bank                                          313,945
                                      20,000  Powergen plc                                                        195,098
                                      22,600  Reckitt & Colman plc                                                303,180
                                      54,000  Waste Management International plc                                  215,414
                                                                                                       -------------------
                                                                                                                3,119,124
                                                                                                       -------------------
UNITED STATES  (0.9%)
                                      30,000  Korean Investment Fund Inc.                                         228,750
                                       1,500  Partnerre Holdings Ltd.                                              53,063
                                                                                                       -------------------
                                                                                                                  281,813
                                                                                                       -------------------

TOTAL COMMON STOCKS (COST $24,854,553)                                                                         25,009,263
                                                                                                       -------------------

PREFERRED STOCKS   (1.0%)
RUSSIA  (1.0%)
                                          74  Norilsk Nickel (COST $331,075)                                      305,250
                                                                                                       -------------------

CONVERTIBLE PREFERRED STOCKS   (0.9%)
HONG KONG  (0.9%)
                                     233,000  Jardine Strategic Holdings, Inc.,
                                                  IDR, 7.50%, 5/07/49                                             269,115
                                                                                                       -------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $258,812)                                                                269,115
                                                                                                       -------------------

                                       FACE
                                      AMOUNT                                           DISCOUNT
                                                                                         RATE
U.S. GOVERNMENT OBLIGATIONS   (44.7%)
         U.S. TREASURY BILLS  (44.7%)
                                     144,000  05/01/97                                   5.02%                    143,397
                                      13,000  05/08/97                                   4.98%                     12,934


  The accompanying notes are an integral part of the financial statements.

                                   3,057,000  06/05/97                                   5.04%         $        3,028,298
                                     392,000  06/12/97                                   5.14%                    387,923
                                  10,655,000  06/19/97                                   5.25%                 10,533,650
                                                                                                       -------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $14,105,713)                                                           14,106,202
                                                                                                       -------------------
RIGHTS   (0.0%)                        NO OF
                                      RIGHTS
                                          70  Novartis AG (COST $0)                                                 5,034
                                                                                                       -------------------

TOTAL INVESTMENTS (125.8%) (COST $39,550,153) (a)                                                              39,694,864
NET OTHER ASSETS & LIABILITIES (-25.8%)                                                                       (8,142,020)
                                                                                                       -------------------
NET ASSETS (100%)                                                                                             $31,552,844
                                                                                                       ===================

(a) Aggregate cost for federal income tax purposes was $39,550,153; and net unrealized appreciation consisted of:
                                            Gross unrealized appreciation:               $  596,250
                                            Gross unrealized depreciation:                 (451,539)
                                                                                           --------
                                                     Net unrealized appreciation:        $  144,711
                                                                                           --------

------------------------------------------------------------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency contracts open at March 31, 1997, the Fund is obligated to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:


                                                                              IN                                           NET
     CURRENCY                                     SETTLEMENT               EXCHANGE                                     UNREALIZED
    TO DELIVER                VALUE                  DATE                    FOR                   VALUE               GAIN (LOSS)
-------------------     ------------------     ------------------      -----------------      -----------------      ---------------
 U.S.$      65,987           $65,987                4/01/97            DEM       110,343          $66,149                    $162
           322,547           322,547                4/01/97            HKD     2,499,284          322,543                     (4)
           306,887           306,887                4/01/97            JPY    37,866,813          306,279                   (608)
           184,279           184,279                4/01/97            ZAR       812,671          183,883                   (396)
           185,073           185,073                4/02/97            FIM       919,630          185,718                     645
            55,182            55,182                4/02/97            DEM        92,276           55,318                     136
           515,320           515,320                4/02/97            NLG       969,163          516,763                   1,443
           116,793           116,793                4/02/97            PTE    19,635,228          117,037                     244
           201,472           201,472                4/02/97            SGD       291,288          201,653                     181
           110,506           110,506                4/02/97            SEK       832,381          110,548                      42
           246,876           246,876                4/02/97            CHF       357,056          248,094                   1,218
           196,134           196,134                4/03/97            CZK     5,690,845          196,141                       7
            52,740            52,740                4/03/97            DKK       336,005           52,881                     141
           231,775           231,775                4/03/97            IDR   556,028,606          231,582                   (193)
           274,761           274,761                4/03/97            ITL   458,329,174          274,901                     140
           101,068           101,068                4/03/97            NOK       670,335          101,622                     554
           100,094           100,094                4/03/97            CHF       144,766          100,588                     494
           549,281           549,281                4/03/97            ESP    77,789,133          550,622                   1,341
           100,958           100,958                4/04/97            AUD       128,429          100,682                   (276)
           111,839           111,839                4/04/97            NZD       160,619          111,582                   (257)
           841,103           841,103                4/04/97            GBP       515,318          847,703                   6,600
           434,059           434,059                4/30/97            FRF     2,440,785          434,729                     670
                        ------------------                                                    -----------------      -------------
                          $5,304,734                                                           $5,317,018                 $12,284
                        ==================                                                    =================      =============

    ADR -  American Depositary Receipt.
    AUD -  Australian Dollar
    CHF -  Seiss Franc
    CZK -  Czech Koruna



  The accompanying notes are an integral part of the financial statements.

    DEM -  Deutsche Mark
    DKK -  Danish Krone
    ESP -  Spanish Peseta
    FIM -  Finnish Markka
    FRF -  French Franc
    GBP -  British Pound
    GDR -  Global Depository Receipt.
    HKD -  Hong Kong Dollar
    IDR -  Indonesian Rupiah
    ITL -  Italian Lira
    JPY -  Japanese Yen
    NCS -  Non Convertible Shares.
    NLG -  Netherland Guilder
    NOK -  Norwegian Krone
    NZD -  New Zealand Dollar
    PTE -  Portuguese Escudo
    SEK -  Swedish Krona
    SGD -  Singapore Dollar
    ZAR -  South African Rand



  The accompanying notes are an integral part of the financial statements.

HANSBERGER INSTITUTIONAL SERIES
PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 1997 (UNAUDITED)
EMERGING MARKETS FUND

                                                                                                                    VALUE
                                            SHARES                                                              (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS   (91.6%)
ARGENTINA  (4.1%)
                                      38,000  Mirgor S.A.C.I.F.I.A. ADR                                $           99,750
                                       2,000  Telecom Argentina Stet- France Telecom ADR S.A.                      92,000
                                       6,000  Telefonica de Argentina ADR S.A.                                    176,250
                                       5,500  Transportadora de Gas del Sur ADR S.A.                               70,813
                                                                                                       -------------------
                                                                                                                  438,813
                                                                                                       -------------------
BRAZIL  (4.5%)
                                       4,000  Aracruz Celulose ADR S.A.                                            73,000
                                       4,000  Companhia Vale do Rio Doce ADR                                       90,918
                                       4,000  Petroleo Brasileiro ADR S.A.                                         79,600
                                      20,000  Rhodia-Ster GDR S.A.                                                 57,500
                                       1,000  Telebras ADR                                                        102,375
                                       7,500  USIMINAS ADR                                                         83,438
                                                                                                       -------------------
                                                                                                                  486,831
                                                                                                       -------------------
CHILE  (0.8%)
                                       4,500  Empresa Nacional Electricidad ADR S.A.                               85,500
                                                                                                       -------------------

CHINA  (3.4%)
                                     664,000  Harbin Power Equipment Co., Ltd.                                    101,973
                                      12,000  Shandong Huaneng Power Co., Ltd. ADR                                126,000
                                     534,000  Shanghai Petrochemical Co., Ltd., Class H                           137,830
                                                                                                       -------------------
                                                                                                                  365,803
                                                                                                       -------------------
COLOMBIA  (1.3%)
                                       5,500  Banco Ganadero S.A. ADR                                             139,563
                                                                                                       -------------------
CZECHOSLOVAKIA  (3.7%)
                                       3,500  CKD Praha Holdings A.S.                                             105,552
                                       3,000  Komercni Banka A.S. GDR                                              94,650
                                       4,000  Skoda Plzen A.S.                                                    130,971
                                         600  SPT Telecom A.S.                                                     71,345
                                                                                                       -------------------
                                                                                                                  402,518
                                                                                                       -------------------

HONG KONG  (9.6%)
                                     524,000  Cafe de Coral Holdings, Ltd.                                        143,702
                                      81,000  Cathay Pacific Airways                                              121,259
                                       7,000  Cheung Kong Holdings, Ltd.                                           61,655
                                     130,000  Dairy Farm International Holdings Ltd.                               98,150
                                     106,000  Giordano Holdings Ltd.                                               64,295
                                      20,000  Guoco Group Ltd.                                                     98,855
                                      95,000  Hopewell Holdings Ltd.                                               50,266
                                      14,500  Jardine Matheson Holdings, Ltd.                                      84,100
                                      25,500  Jardine Strategic Holdings Ltd.                                      88,230
                                     590,000  Jingwei Textile Machinery Co., Ltd., Class H                         87,563
                                     528,000  Northeast Electrical Transmission & Transformation
                                              Machinery Manufacturing Co., Ltd., Class H                           70,185



  The accompanying notes are an integral part of the financial statements.

                                     500,000  Shanghai Haixing Shipping Co.                            $           56,784
                                                                                                       -------------------
                                                                                                                1,025,044
                                                                                                       -------------------
HUNGARY  (2.7%)
                                       3,000  BorsodChem Rt.                                                      111,386
                                       1,300  EGIS Rt.                                                             80,655
                                       2,200  Graboplast Rt.                                                       98,910
                                                                                                       -------------------
                                                                                                                  290,951
                                                                                                       -------------------
INDIA  (4.4%)
                                      25,000  India Cements Ltd. GDR                                               62,500
                                       9,000  Larsen & Toubro Ltd. GDR                                            128,250
                                      18,600  Raymond Ltd. GDR                                                     88,350
                                       5,000  Reliance Industries GDR                                              88,750
                                      80,000  Videocon International Ltd. GDR                                     100,000
                                                                                                       -------------------
                                                                                                                  467,850
                                                                                                       -------------------
INDONESIA  (5.4%)
                                     170,000  PT Indah Kiat Pulp & Paper Corp. (Foreign)                          125,677
                                      80,000  PT Indorama Synthetics (Foreign)                                     63,307
                                       4,600  PT Indosat (Foreign)                                                123,050
                                     119,000  PT Kalbe Farma (Foreign)                                            133,819
                                     128,000  PT Pabrik Kertas Jiwi Kimia                                         127,947
                                                                                                       -------------------
                                                                                                                  573,800
                                                                                                       -------------------
KOREA  (5.7%)
                                      18,000  Cho Hung Bank Co. Ltd. GDR                                           96,300
                                      10,000  Kookmin Bank                                                        141,500
                                       2,700  Pohang Iron                                                         152,145
                                       1,700  Samsung Electronics GDR                                              77,138
                                       8,000  Ssangyong Oil Refining Co. Ltd.                                     144,724
                                                                                                       -------------------
                                                                                                                  611,807
                                                                                                       -------------------
MEXICO  (5.4%)
                                      73,000  Cifra S.A. de CV, Class B, ADR                                      102,346
                                      14,000  ELAMEX S.A de C.V                                                   126,000
                                     250,000  Grupo Herdez S.A., Series B                                          92,920
                                       3,500  Telefonos de Mexico, Class L, ADR                                   134,750
                                      28,500  Transportacion Maritima Mexicana S.A. de C.V. ADR                   124,688
                                                                                                       -------------------
                                                                                                                  580,704
                                                                                                       -------------------
PAKISTAN  (0.7%)
                                       1,000  Pakistan Telecom Ltd. GDR                                            72,355
                                                                                                       -------------------
PERU  (0.9%)
                                       5,900  Southern Peru Copper Corp.                                          100,300
                                                                                                       -------------------
PHILIPPINES  (2.9%)
                                     570,000  MRC Allied Industries, Inc.                                          77,830
                                     120,000  Pilipino Telephone Corp.                                             71,686
                                     316,000  Primetown Property Group, Inc.                                      101,878
                                     300,000  Republic Glass Holdings Corp.                                        59,169
                                                                                                       -------------------
                                                                                                                  310,563
                                                                                                       -------------------
POLAND  (5.3%)
                                       4,000  Agros Holdings, Class C                                             100,829
                                       3,000  Bank Rozwoju Eksportu S.A.                                           89,771


  The accompanying notes are an integral part of the financial statements.


                                      25,000  Mostostal-Warszawa S.A.                                  $           76,029
                                      20,000  Polifarb Wroclaw S.A.                                               105,383
                                       1,300  E. Wedel S.A.                                                        73,150
                                       5,200  Zaclady Metali Lekkich Kety                                         121,776
                                                                                                       -------------------
                                                                                                                  566,938
                                                                                                       -------------------
PORTUGAL  (0.7%)
                                       5,000  Banco Totta & Acores, Class B, S.A.                                  75,401
                                                                                                       -------------------
RUSSIA  (11.6%)
                                     200,000  Irkutskenergo                                                        51,400
                                           1  Irkutskenergo (Registered)                                           50,500
                                       1,470  Izhorskie Zavody                                                     58,065
                                       2,400  Lukoil Oil Co. ADR                                                  135,864
                                       2,000  Mosenergo ADR                                                        76,000
                                      30,000  Nizhnovsviyazinform                                                 100,500
                                      12,000  Norilsk Nickel                                                       71,160
                                      35,000  Primorsk Sea Shipping                                                93,625
                                      30,000  Rostelecom                                                          112,500
                                       4,300  Seversky Tube Works ADR                                             122,550
                                       4,500  SKB Banka GDR                                                       160,875
                                       3,000  Surgutneftgaz ADR                                                   112,500
                                       1,400  Tatneft ADR                                                          97,249
                                                                                                       -------------------
                                                                                                                1,242,788
                                                                                                       -------------------
SINGAPORE  (0.8%)
                                      10,000  City Development Ltd.                                                88,612
                                                                                                       -------------------
SLOVAKIA  (4.2%)
                                       3,800  Drotovna A.S.                                                        95,799
                                       3,200  Nafta Gbely A.S.                                                    162,318
                                       2,500  Plastika Nitra                                                       65,304
                                       5,749  Vychodoslovenske Zeleziarne A.S.                                    124,853
                                                                                                       -------------------
                                                                                                                  448,274
                                                                                                       -------------------
SOUTH AFRICA  (1.2%)
                                      16,000  SAPPI Ltd.                                                          124,358
                                                                                                       -------------------
THAILAND  (6.5%)
                                      17,000  Bangkok Bank Co., Ltd.                                              120,020
                                      20,000  Land & House (Foreign)                                              102,485
                                     277,000  Sahaviriya Steel Industries (Foreign)                                96,051
                                       4,000  Siam Cement Co. Ltd. (Foreign)                                      104,180
                                      26,000  Siam Commercial Bank                                                137,540
                                      29,000  Thai Farmers Bank                                                   133,400
                                                                                                       -------------------
                                                                                                                  693,676
                                                                                                       -------------------
TURKEY  (2.4%)
                                     900,000  Kartonsan Karton Sanayi                                              84,603
                                     300,000  Netas Telekomunik                                                    85,778
                                     656,000  Tat Konserve                                                         87,360
                                                                                                       -------------------
                                                                                                                  257,741
                                                                                                       -------------------
UNITED STATES  (1.2%)
                                       8,500  Pliva GDR                                                           131,236
                                                                                                       -------------------


  The accompanying notes are an integral part of the financial statements.

VENEZUELA  (2.2%)
                                      20,000  Mavesa S.A. ADR                                          $          132,500
                                      38,000  Siderurgica Venez Sivens ADR                                        108,965
                                                                                                       -------------------
                                                                                                                  241,465
                                                                                                       -------------------

TOTAL COMMON STOCKS (COST $9,781,163)                                                                           9,822,891
                                                                                                       -------------------
PREFFERED STOCKS (1.5%)
BRAZIL  (0.8%)
                                     312,000  Brasmotor S.A.                                                       89,219
                                                                                                       -------------------
RUSSIA  (0.7%)
                                       1,200  Samarasvyazinform                                                    69,000
                                                                                                       -------------------
TOTAL PREFERRED STOCKS (COST $ 167,276)                                                                           158,219
                                                                                                       -------------------

                                       FACE                                          DISCOUNT
                                      AMOUNT                                           RATE
U.S. GOVERNMENT OBLIGATIONS (21.4%)
U.S. TREASURY BILLS  (21.4%)
                               $     114,000  05/01/97                                 5.02%                      113,522
                                   2,165,000  05/29/97                                 5.07%                    2,146,862
                                      31,000  06/05/97                                 5.04%                       30,709
                                                                                                       -------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $2,291,556)                                                             2,291,093
                                                                                                       -------------------

TOTAL INVESTMENTS (114.5%) (COST $12,239,995) (a)                                                              12,272,203
NET OTHER ASSETS & LIABILITIES (-14.5%)                                                                       (1,555,790)
                                                                                                       -------------------
NET ASSETS (100%)                                                                                             $10,716,413
                                                                                                       ===================

    ADR -  American Depositary Receipt.
    GDR -  Global Depository Receipt.

(a) Aggregate cost for federal income tax purposes was $12,239,995; and net unrealized appreciation consisted of:
                                              Gross unrealized appreciation:         $  568,219
                                              Gross unrealized depreciation:           (536,011)
                                                                                       --------
                                                       Net unrealized appreciation:  $   32,208
                                                                                       --------


  The accompanying notes are an integral part of the financial statements.

HANSBERGER INSTITUTIONAL SERIES
STATEMENTS OF ASSETS AND LIABILITIES
AS OF MARCH 31, 1997 (UNAUDITED)

--------------------------------------------------------------------------------------------------

                                                                                         EMERGING
                                                                       INTERNATIONAL     MARKETS
                                                                            FUND           FUND
                                                                       -------------  ------------
ASSETS:
   Investments, at cost - see accompanying portfolios................  $ 39,550,153   $ 12,239,995
                                                                       ============   ============
   Investments, at value (Note A1)...................................  $ 39,694,864   $ 12,272,203
   Cash..............................................................       700,354              -
   Dividend Receivable...............................................        66,487         19,246
   Net Unrealized Gain on Foreign Currency Exchange Contracts........        12,284              -
   Receivable for Investments sold...................................             -        100,449
   Receivable from Investment Adviser (Note B).......................        80,107         63,505
   Prepaid expenses..................................................         3,727          3,740
   Unamortized organization costs (Note A3)..........................        47,909         47,934
   Other.............................................................         8,410          8,135
                                                                       ------------   ------------
      TOTAL ASSETS...................................................    40,614,142     12,515,212
                                                                       ------------   ------------
LIABILITIES:
   Payable for Investments Purchased.................................     8,753,480      1,163,187
   Legal and audit fees payable......................................         4,186          4,116
   Administration Fees Payable.......................................         5,749          4,794
   Custodian Fees Payable............................................        56,545         47,180
   Investment Advisory Fees Payable..................................        20,981         18,413
   Payable to Custodian..............................................       208,770        552,893
   Accrued Expenses and Other Liabilities............................        11,587          8,216
                                                                       ------------   ------------
      TOTAL LIABILITIES..............................................     9,061,298      1,798,799
                                                                       ------------   ------------
NET ASSETS...........................................................  $ 31,552,844   $ 10,716,413
                                                                       ============   ============
NET ASSETS CONSIST OF:
   Paid-in capital...................................................  $ 31,373,034   $ 10,614,585
   Undistributed net investment income...............................       107,844         31,666
   Accumulated net realized gain (loss)..............................       (25,627)        38,531
   Unrealized appreciation (depreciation) on investments and foreign
       currency translations.........................................        97,593         31,631
                                                                       ------------   ------------
TOTAL NET ASSETS.....................................................  $ 31,552,844   $ 10,716,413
                                                                       ============   ============

   Shares of Beneficial Interest Outstanding
   (unlimited authorization, no par value)...........................     3,042,772      1,022,730
NET ASSET VALUE PER SHARE    ........................................        $10.37         $10.48
                                                                             ======         ======


  The accompanying notes are an integral part of these financial statements.

HANSBERGER INSTITUTIONAL SERIES
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

-----------------------------------------------------------------------------------------------

                                                                                       EMERGING
                                                                       INTERNATIONA    MARKETS
                                                                          FUND           FUND
                                                                      ------------- -----------
  INVESTMENT INCOME:
     Dividend income................................................  $    86,226        23,571
     Interest income................................................       58,059   $    35,187
     Less foreign taxes withheld....................................       (9,411)            -
                                                                      ------------  ------------
        TOTAL INCOME................................................      134,874        58,758
                                                                      ------------  ------------

  EXPENSES:
     Investment advisory fees (Note B):
        Basic advisory fees.........................................       20,981        18,411
         Less: Waived fees..........................................      (20,981)      (18,411)
                                                                      ------------  ------------
     Investment advisory fees, net..................................           --            --
     Administration fees (Note C):
        Basic administration fees...................................        9,462         8,348
         Less: Waived fees..........................................            -             -
                                                                      ------------  ------------
     Administration fees, net.......................................        9,462         8,348
     Custodian fees (Note D)........................................       56,495        47,120
     Shareholder reports............................................          987           975
     Registration and filing fees...................................        6,663         3,335
     Legal and audit fees...........................................        6,345         6,275
     Trustees' fees and expenses (Note E)...........................        1,633         1,620
     Amortization of organization costs (Note A3)...................        2,224         2,199
     Miscellaneous expenses.........................................        3,360         3,326
                                                                      ------------  ------------
       TOTAL EXPENSES...............................................       87,169        73,198
     Fees reimbursed by investment adviser (Note B).................      (59,126)      (45,093)
                                                                      ------------  ------------
        NET EXPENSES................................................       28,043        28,105
                                                                      ------------  ------------
  NET INVESTMENT INCOME.............................................      106,831        30,653
                                                                      ------------  ------------
  NET REALIZED GAIN (LOSS):
     Investments sold...............................................      (10,687)       34,963
     Foreign currency transactions (Note A4)........................      (14,940)        3,568
                                                                      ------------  ------------
        Total net realized gain (loss)..............................      (25,627)       38,531
                                                                      ------------  ------------
  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
     Investments sold...............................................      144,711        32,208
     Foreign currency transactions..................................      (47,118)         (577)
                                                                      ------------  ------------
        Total net change in unrealized appreciation (depreciation)..       97,593        31,631
                                                                      ------------  ------------
  TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
     UNREALIZED APPRECIATION (DEPRECIATION).........................       71,966        70,162
                                                                      ------------  ------------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........  $   178,797   $   100,815
                                                                      ============  ============

-------------------


 The accompanying notes are an integral part of these financial statements.

HANSBERGER INSTITUTIONAL SERIES
INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------

                                                             FOR THE THREE MONTHS
                                                                     ENDED          FOR THE PERIOD
                                                                 MARCH 31,1997           ENDED
                                                                  (UNAUDITED)      DECEMBER 31,1996*
                                                               ------------------  ------------------
   INCREASE IN NET ASSETS
   OPERATIONS:
   Net investment income...................................    $         106,831   $             412
   Realized net gain (loss)................................              (25,627)                  -
   Change in unrealized appreciation (depreciation)........               97,593                   -
                                                               ------------------  ------------------
   Net increase in net assets resulting from operations....              178,797                 412
                                                               ------------------  ------------------
   CAPITAL SHARE TRANSACTIONS (1):
        Subscribed.........................................           27,078,212           4,244,847
                                                               ------------------  ------------------
   Increase in net assets from share transactions..........           27,078,212           4,244,847
                                                               ------------------  ------------------
   Net increase in net assets..............................           27,257,009           4,245,259

   NET ASSETS:
      Beginning of period (December 31, 1996)..............            4,295,835              50,576
                                                               ------------------  ------------------
      End of period (March 31, 1997).......................    $      31,552,844   $       4,295,835
                                                               ==================  ==================
   Undistributed net investment income included in end
      of period net assets.................................    $         107,844   $           1,013
                                                               ==================  ==================
-----------------------------
(1)Shares Issued...........................................            2,618,321             419,451
                                                               ------------------  ------------------
      Net Increase in shares outstanding...................            2,618,321             419,451
                                                               ==================  ==================

 * The International Fund commenced operations on December 30, 1996.


  The accompanying notes are an integral part of these financial statements.

HANSBERGER INSTITUTIONAL SERIES
EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------
                                                               FOR THE THREE MONTHS
                                                                      ENDED          FOR THE PERIOD
                                                                  MARCH 31, 1997         ENDED
                                                                    (UNAUDITED)     DECEMBER 31,1996*
                                                               ------------------   -----------------
   INCREASE IN NET ASSETS
   OPERATIONS:
   Net investment income.....................................    $        30,653   $           412
   Realized net gain (loss)..................................             38,531                 -
   Change in unrealized appreciation (depreciation)..........             31,631                 -
                                                                 ----------------  ----------------
   Net increase in net assets resulting from operations......            100,815               412
                                                                 ----------------  ----------------
   CAPITAL SHARE TRANSACTIONS (1):
        Subscribed...........................................          5,383,062         5,181,548
                                                                 ----------------  ----------------
   Increase in net assets from share transactions............          5,383,062         5,181,548
                                                                 ----------------  ----------------
   Net increase in net assets................................          5,483,877         5,181,960

   NET ASSETS:
      Beginning of period ...................................          5,232,536            50,576
                                                                 ----------------  ----------------
      End of period .........................................    $    10,716,413   $     5,232,536
                                                                 ================  ================

   Undistributed net investment income included in end
      of period net assets...................................    $        31,666   $         1,013
                                                                 ================  ================
-------------------------
(1)Shares Issued.............................................            505,719           512,011
                                                                 ----------------  ----------------
      Net Increase in shares outstanding.....................            505,719           512,011
                                                                 ================  ================


* The Emerging Markets Fund commenced operations on December 30, 1996.


  The accompanying notes are an integral part of these financial statements.

HANSBERGER INSTITUTIONAL SERIES
INTERNATIONAL FUND
Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD +

---------------------------------------------------------------------------------------------------------
                                                                 FOR THE THREE MONTHS
                                                                       ENDED             FOR THE PERIOD
                                                                   MARCH 31, 1997            ENDED
                                                                     (UNAUDITED)       DECEMBER 31, 1996*
                                                                  -----------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........................           $10.12                 $10.12
                                                                  -----------------    ------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................................             0.03                     --
  Net Realized and Unrealized Gain on Investments...............             0.22                     --
                                                                  -----------------    ------------------
    Total from Investment Operations............................             0.25                     --
                                                                  -----------------    ------------------
NET ASSET VALUE, END OF PERIOD .................................           $10.37                 $10.12
                                                                  =================    ==================
TOTAL RETURN....................................................             2.47%                  0.00%
                                                                  =================    ==================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (in Thousands)........................          $31,553                 $4,296
Ratio of Expenses to Average Net Assets (1).....................             1.00%**                1.00%**
Ratio of Net Investment Income to Average Net Assets (1)........             3.82%**                3.50%**
Portfolio Turnover Rate.........................................             1.21%                  0.00%
Average Commission Rate.........................................          $0.0201                $0.0000

--------------------------
(1)Effect of voluntary expense limitation during the period:
    Ratio of Expenses to Average Net Assets.....................             3.87%**               77.13%**
    Ratio of Net Investment Income (Loss) to Average Net Assets.             0.96%**             (72.63)% **

* The International Fund commenced operations on December 30, 1996.
**Annualized
+ The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.



  The accompanying notes are an integral part of these financial statements.

HANSBERGER INSTITUTIONAL SERIES
EMERGING MARKETS FUND
Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD +

------------------------------------------------------------------------------------------------------------

                                                                      FOR THE THREE MONTHS
                                                                            ENDED          FOR THE PERIOD
                                                                        MARCH 31, 1997          ENDED
                                                                          (UNAUDITED)      DECEMBER 31, 1996
                                                                        ---------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD ................................           $10.12               $10.12
                                                                        ---------------    -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..............................................             0.03                   --
  Net Realized and Unrealized Gain on Investments....................             0.33                   --
                                                                        ---------------    -----------------
    Total from Investment Operations.................................             0.36                   --
                                                                        ---------------    -----------------
NET ASSET VALUE, END OF PERIOD ......................................           $10.48               $10.12
                                                                        ===============    =================
TOTAL RETURN.........................................................             3.56%                0.00%
                                                                        ===============    =================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (in Thousands).............................          $10,716               $5,233
Ratio of Expenses to Average Net Assets (1)..........................             1.50%**              1.50%**
Ratio of Net Investment Income to Average Net Assets (1).............             1.64%**              2.87%**
Portfolio Turnover Rate..............................................             3.13%                0.00%
Average Commission Rate..............................................          $0.0050           $   0.0000

---------------------------------------------------------------------
(1)Effect of voluntary expense limitation during the period:
    Ratio of Expenses to Average Net Assets..........................             4.89%**             65.28%**
    Ratio of Net Investment Loss to Average Net Assets...............            (1.75%) **         (60.91)%**


* The Emerging Markets Fund commenced operations on December 30, 1996. **Annualized
+ The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.



  The accompanying notes are an integral part of these financial statements.

                         HANSBERGER INSTITUTIONAL SERIES
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997
                                   (Unaudited)


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 1997, the Trust was comprised of 2 separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Fund and the Emerging Markets Fund, each a Fund of the Trust, began operations on December 30, 1996.

The International Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

2. TAXES: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

3. ORGANIZATIONAL COSTS: The organizational costs of the Funds are being amortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors has agreed that in the event any of its initial shares in a Fund are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

                         HANSBERGER INSTITUTIONAL SERIES
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997
                                   (Unaudited)



4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

- investments transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of

                         HANSBERGER INSTITUTIONAL SERIES
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997
                                   (Unaudited)



counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

The amount and character of income and capital gain distributions to be paid by the Trust are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income, accumulated net realized gain and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. ADVISER: Hansberger Global Investors, Inc. (the "Adviser") provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Fund and 1.50% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. ADMINISTRATOR: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

                         HANSBERGER INSTITUTIONAL SERIES
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997
                                   (Unaudited)




E. TRUSTEE FEES: The Trust pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the period ended March 31, 1997 include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. PURCHASES AND SALES: During the period ended March 31, 1997, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

PORTFOLIO                         PURCHASES                  SALES
---------                         ---------                  -----
International                     $  25,566,884              $  112,142
Emerging Markets                     10,083,064                 169,848

There were no long term purchases of U.S. Government securities.

G. OTHER: From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

                                RATINGS APPENDIX

STANDARD & POOR'S

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

         The ratings are based, in varying degrees, on the following considerations:

         (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         (2) The obligation's nature and provisions.

         (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

         Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS DEFINITIONS: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

INVESTMENT GRADE
AAA Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
BB Less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.





                              RATINGS APPENDIX - 1

CCC Current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI       Reserved for income bonds on which no interest is being paid.

D        Issue is in payment default, or the obligor has filed for bankruptcy.
         The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

NOTES: An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus(+) designation.

SP-1 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

COMMERCIAL PAPER/SHORT TERM RATING DEFINITIONS: A Standard & Poor's short term rating is a current assessment of the likelihood of timely payment of debt with an original maturity of no more than 365 days, such as commercial paper. It is also assigned to remarketed long term debt with a provision that allows the holder to put the debt back to the company in less than one year, in addition to the usual long term rating. (Medium term note programs are assigned long term ratings.)

A-1 Highest category; degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2 Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B        Regarded as having only speculative capacity for timely payment.





                              RATINGS APPENDIX - 2

C Assigned to short-term debt obligations with a doubtful capacity for payment.

D        Obligation is in payment default.


MOODY'S

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

LONG TERM: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Aaa Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.
         They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.





                              RATINGS APPENDIX - 3

Baa Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME                 Issuers rated Not Prime do not fall within any of the
                          Prime rating categories.





                              RATINGS APPENDIX - 4

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

When an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the names of such supporting entities are listed with the name of the issuer, or indicated with a footnote reference, in Moody's publications. In assigning ratings to such issuer's, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

THOMSON BANKWATCH

         Thomson BankWatch ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

SHORT-TERM RATINGS: TBW's short-term ratings do not consider any collateral or security as the basis for the rating, although some securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW's short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest.

TBW-1 Highest category; very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 Second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 Lowest investment-grade category; while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 Lowest rating category; regarded as non-investment grade and therefore speculative.

LONG-TERM DEBT RATINGS: TBW's long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the





                              RATINGS APPENDIX - 5
term to maturity of the rated instrument. Ratings may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

INVESTMENT GRADE
AAA Highest category; ability to repay principal and interest on a timely basis is very high.

AA Second-highest category; superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A Third-highest category; ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Lowest investment-grade category; acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE
BB Suggests that likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC Applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D        Default


IBCA

LONG-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

AAA Lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A Low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Currently low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.





                              RATINGS APPENDIX - 6

BB Possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC       Highly speculative or have a high risk of default.

C        Currently in default.

SHORT-TERM RATINGS:

A1+      Highest capacity for timely repayment.

A1       Strong capacity for timely repayment.

A2 Satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

A3 Adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C        Inadequate capacity to ensure timely repayment.

D        High risk of default or currently in default.


FITCH

INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.





                              RATINGS APPENDIX - 7

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

PLUS (+) MINUS (-)        Plus and minus signs are used with a rating symbol to
                          indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A        Bonds considered to be investment grade and of high credit quality.
         The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

PLUS (+) MINUS (-)        Plus and minus signs are used with a rating symbol to
                          indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.





                              RATINGS APPENDIX - 8

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D            Bonds are in default on interest and/or principal
                          payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the lowest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.


DUFF & PHELPS





                              RATINGS APPENDIX - 9

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB" and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

LONG-TERM DEBT:
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA or AA-            High credit quality.  Protection factors are strong.
                          Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A or A-               Protection factors are average but adequate.
                          However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB or BBB-         Below average protection factors but still considered
                          sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB or BB-            Below investment grade but deemed likely to meet
                          obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B or B-               Below investment grade and possessing risk that
                          obligations will not be met when due.  Financial
                          protection factors will fluctuate widely according to
                          economic cycles, industry conditions and/or company
                          fortunes.  Potential exists for frequent     changes
                          in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.





                             RATINGS APPENDIX - 10

SHORT-TERM DEBT:

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which we define as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of "1+"(one plus) and "1-" (one minus) to assist investors in recognizing those differences.

Duff & Phelps' ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. Our ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize Duff & Phelps' ratings for insurance company investment portfolios.

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
                          Risk factors are small.

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE
Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5 Default. Issuer failed to meet scheduled principal and/or interest payments.


                              SPECIALIZED RATINGS

TBW COUNTRY RATINGS

         TBW's Country Ratings represent TBW's assessment of the overall political and economic stability of a country in which a bank is domiciled.





                             RATINGS APPENDIX - 11

         TBW considers factors other than the financial strength of the individual company. In particular, the CONTEXT of the company--country risk and the complexion of its domestic financial system--becomes critical. TBW focuses on both political risk--the WILLINGNESS to meet external debt obligations--and economic risk--the ABILITY to repay external debts.

I An industrialized country with a long history of political stability, effective economic management, sustainable financial conditions, and continuing access to global capital markets on favorable terms. Short-run risk of default is nonexistent.

I/II An industrialized country with a long history of political and economic stability that is currently experiencing some short-term political and/or economic difficulties. It enjoys continuing access to global capital markets, though at somewhat higher margins. Short-run risk of default is very low.

II An industrialized country with a history of political and economic stability that is currently experiencing serious political and/or economic difficulties. It enjoys continuing access to global capital markets, though at significantly higher margins. Short-run risk of default is low.

II/III A newly industrialized country with a generally healthy economy that currently enjoys wide access to global capital markets. Short-run risk of default is very low.

III A newly industrialized country with a generally healthy economy but with some significant political and/or economic difficulties. It currently enjoys some access to global capital markets. Short-run risk of default is low.

III/IV A newly industrialized country experiencing serious political and/or economic difficulties. It enjoys only very limited access to global capital markets. Short-run risk of default is low to medium.

IV A non-industrialized country that has limited access to world capital markets. Short-run risk of default is low.

IV/V A non-industrialized country with a history of external debt servicing problems that is currently experiencing serious political and/or economic difficulties. It enjoys only limited access to world capital markets. Short-run risk of default is low to medium.

V A non-industrialized country with no access to world capital markets and which is considered in default on some or all of its external debt. Short-run risk of default is medium to high.

TBW INTRA-COUNTRY ISSUER RATINGS

         TBW's Intra-Country Issuer Ratings provide a relative assessment of each bank's financial performance and its ability to meet its obligations within the context of the local market. These ratings are not directly comparable from country to country.

         Further, sovereign risk is not factored into the Intra-Country Ratings. However, the ratings do incorporate systemic risks which may be prevalent within certain banking systems that could preclude any bank within the system from achieving the top rating.

         TBW assigns only one Intra-Country Issuer Rating to each company, factoring consolidated financials into the overall assessment.

         The ratings are assigned using an intermediate time horizon. Intra-Country Issuer Ratings incorporate an overall assessment of the company's financial strength, in addition to TBW's opinion of the vulnerability of the





                             RATINGS APPENDIX - 12
company to adverse developments (which may affect the market's perception of the company, thereby its access to funding and the marketability of its securities).

IC-A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by other consideration.

IC-A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

IC-B A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a significant problem developing is small, yet slightly greater than for a higher-rated company.

IC-B/C Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

IC-C Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

IC-C/D While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that of better-rated companies.

IC-D Company's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

IC-D/E Company has areas of major weakness that may include funding and/or liquidity difficulties. A high degree of uncertainty exists about the company's ability to absorb incremental problems.

IC-E Very serious problems exist for the company, creating doubt about its continued viability without some form of outside assistance, regulatory or otherwise.
ICBA

         ICBA's bank rating sheets provide both specialist bank ratings and, in most cases, short-and long-term ratings. The former were specifically developed for banks and are designed to assess the current performance of a bank and whether, in ICBA's opinion, it would receive support if it ran into difficulties. ICBA assesses these two issues by means of the INDIVIDUAL RATING and the LEGAL RATING.

LEGAL RATING: Banking differs from other industries in that it is invariably dependent on depositor confidence. A bank may have excellent ratios but, if it cannot maintain this confidence, it will have a liquidity crisis. Because of the role that banks play in the financial system they are heavily regulated and, as part and parcel of this regulation, central banks are seen as potential lenders of last resort. Much interbank lending is done on the basis of this lender of last resort role, and this consideration is assessed in ICBA's Legal Rating.

         The support provided by central banks or shareholders is rarely a statutory requirement. Consequently, it is necessary to visit and study the country concerned in order to gain a full understanding of the history and traditions of its banking system and of the precedents which have been established there. It is also necessary to assess the possible support a bank might receive as a result of its ownership and/or economic and international significance.





                             RATINGS APPENDIX - 13

         In all countries covered, IBCA has discussions with the supervisory authorities. ICBA also analyzes their past behavior and keep abreast of all relevant banking legislation. On these bases, ICBA assigns Legal Ratings to particular banks. These ratings constitute IBCA's opinions alone and are not submitted to the authorities for their comment or endorsement. A legal rating of 2, 3 or 4 may be qualified by the suffix "T," which indicates significant existing or potential transfer risk of economic and/or political origin that might prevent support for foreign currency creditors.

1 A bank for which there is a clear legal guarantee on the part of a state to provide support OR a bank of such importance both internationally and domestically that, in our opinion, support from a state would be forthcoming, if necessary. The state in question must clearly be prepared and able to support its principal banks.

2 A bank for which, in ICBA's opinion, state support would be forthcoming, even in the absence of a legal guarantee. This could be, for example, because of the bank's importance to the economy or its historic relationship with the authorities.

3 A bank which has institutional owners of sufficient reputation and possessing such resources that, in our opinion, shareholder support wold be forthcoming, if necessary.

4        A bank for which support is likely but not certain.

5        A bank which cannot rely on outside assistance.

INDIVIDUAL RATING:   ICBA's individual performance rating of banks
attempts to answer the question: "If the bank were entirely independent and could not rely on support from the state authorities or its owners, how would it be viewed?". Thus, the Individual bank rating permits an evaluation of banks divorced entirely from consideration of support. ICBA may use gradations among these ratings, i.e., A/B, B/C, C/D and D/E.

A A bank of impeccable financial condition, with a consistent record of above average performance.

B        A bank with a sound risks profile and without significant problems.
         The bank's performance has generally been in line with or better than that of its peers.

C A bank which has an adequate risks profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.

D        A bank which is currently under performing in some notable manner.
         Its financial condition is likely to be below average and its profitability poor. The bank has the capability of recovering using its own resources, but this is likely to take some time.

E A bank with very serious problems which either requires or is likely to require external support.





                             RATINGS APPENDIX - 14

                           PART C:  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

   (a)   Financial Statements

            Part A: Financial Highlights


            Part B: The following audited financial statements for Hansberger
                    Institutional Series as of December 31, 1996 and the report of the independent auditors, Arthur Andersen, LLP dated January 17, 1997 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on February 25, 1997 with Accession Number 0000950109-97-001537.


                             Portfolio of Investments


                             Statement of Assets & Liabilities


                             Statement of Operations


                             Statement of Changes in Net Assets


                             Financial Highlights


                             Notes to Financial Statements


                    The following unaudited financial statements for Hansberger Institutional Series as of March 31, 1997 are included in the Statement of Additional Information


                             Portfolio of Investments


                             Statement of Assets & Liabilities


                             Statement of Operations


                             Statement of Changes in Net Assets


                             Financial Highlights


                             Notes to Financial Statements


   (b)   Exhibits


         1(a) Agreement and Declaration of Trust of the Registrant, dated July
              25, 1996 (incorporated herein by reference to Initial Registration Statement filed on July 26, 1996).


         1(b) Amendment to the Agreement and Declaration of Trust (incorporated herein by reference to Pre-Effective Amendment No. 1 filed on September 23, 1996).


         1(c) Amended and Restated Agreement and Declaration of Trust of the
              Registrant, dated October 4, 1996, (incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18,
              1996).


         2 By-Laws of the Registrant, dated (incorporated herein by reference to Initial Registration Statement filed on July 26,
              1996).


         5 Form of Investment Advisory Agreement, (incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18,
              1996).

         8 Form of Custodian Agreement, (incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18, 1996).


         9 Form of Administration Agreement, (incorporated herein by reference to Pre-Effective Amendment No. 2 filed on October 18,
              1996).


         10 Opinion and Consent of Counsel, (incorporated herein by reference to the 24f-2 Notice filed on February 24, 1997).

         11   Opinion and Consent of Independent Public Accountants, filed herewith.
         17   Financial Data Schedules, filed herewith.

Item 25.  Persons Controlled by or under Common Control with Registrant:

   See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.


Item 26.  Number of Holders of Securities as of April 4, 1997:



                                          International Fund                39
                                                                            --
                                          Emerging Markets Fund             46
                                                                            --
                                          Foreign Small Cap Fund             1
                                                                            --
                                          All Countries Fund                 1
                                                                            --


Item 27.  Indemnification:


   Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 28.  Business and Other Connections of Investment Adviser:

ADVISER

Hansberger Global Investors, Inc. (the "Adviser") is the investment adviser for the Trust. The principal address is 515 East Las Olas Boulevard, Ft. Lauderdale, Florida 33301. The Adviser is an investment adviser registered under the Advisers Act.

The list required by this Item 28 of officers and directors of the Adviser, together with information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by the Adviser under the Advisers Act (SEC File No. 801-46059).

Item 29.  Principal Underwriters:  None

Item 30.  Location of Accounts and Records:

   Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

   (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
   (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

              The Chase Manhattan Bank, N.A.
              4 Chase Metro Tech Center
              18th Floor
              Brooklyn, New York  11245

   (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
   (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:


              Chase Global Funds Services Company
              73 Tremont Street
              Boston, Massachusetts  02108

   (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser:

              Hansberger Global Investors, Inc.
              515 East Las Olas Boulevard
              Suite 1300
              Fort Lauderdale, Florida  33301

Item 31.  Management Services:  None.

Item 32.  Undertakings:

          Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with Shareholders of the Corporation, the Directors will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

          Registrant hereby undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940.


          Registrant undertakes to furnish each person to whom a prospectus for any series of the Registrant is delivered with a copy of the Registrant's latest annual report to shareholders for such series; when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 28th day of April, 1997.


                                       Hansberger Institutional Series

                                       By: /s/ Thomas L. Hansberger
                                           ----------------------------
                                           Thomas L. Hansberger
                                           President





Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following person in the capacity on the dates indicated:




           /s/ Thomas L. Hansberger                  Trustee and              April 28, 1997
          ----------------------------               President
          Thomas L. Hansberger

           /s/ J. Christopher Jackson                Trustee and Vice         April 28, 1997
          ------------------------------             President
          J. Christopher Jackson

           /s/ Kathryn B. McGrath                    Trustee                  April 28, 1997
          -----------------------------
          Kathryn B. McGrath

           /s/ Stuart B. Ross                        Trustee                  April 28, 1997
          ----------------------------------
          Stuart B. Ross

           /s/ William F. Waters                     Trustee                  April 28, 1997
          -------------------------------
          William F. Waters

           /s/ Thomas A. Christensen                 Chief Financial          April 28, 1997
          ----------------------------               Officer
          Thomas A. Christensen

                                 EXHIBIT INDEX





          Name                                                                Exhibit Page
          ----                                                                ------- ----

          Agreement and Declaration of Trust of the                           Ex-99.B1(a)
          Registrant, dated July 25, 1996, (incorporated
          herein by reference to Initial Registration
          Statement filed on July 26, 1996).

          Amendment to the Agreement and Declaration                          Ex-99.B1(b)
          of Trust, (incorporated herein by reference to
          Pre-Effective Amendment No. 1, filed on
          September 23, 1996).

          Amended and Restated Agreement and                                  Ex-99.B1(c)
          Declaration of Trust of the Registrant, dated
          October 4, 1996, (incorporated herein by reference
          to Pre-Effective Amendment No. 2 filed on
          October 18, 1996).

          By-Laws of the Registrant, (incorporated                            Ex-99.B2
          herein by reference to the Initial Registration
          Statement filed on July 26, 1996).

          Form of Investment Advisory Agreement,                              Ex-99.B5
          (incorporated herein by reference to Pre-Effective
          Amendment No. 2 filed on October 18, 1996).

          Form of Custodian Agreement, (incorporated                          Ex-99.B8
          herein by reference to Pre-Effective Amendment
          No. 2 filed on October 18, 1996).

          Form of Administration Agreement, (incorporated                     Ex-99.B9
          herein by reference to Pre-Effective Amendment
          No. 2 filed on October 18, 1996).

          Opinion and Consent of Counsel,  (incorporated                      Ex-99.B10
          herein by reference to Pre-Effective Amendment
          No. 2 filed on October 18, 1996).

          Opinion and Consent of Public Accountants,                          Ex-99.B11
          filed herewith.

          Financial Data Schedule for the Emerging Markets                    Ex-99.B27.1
          Fund, filed herewith.

          Financial Data Schedule for the International                       Ex-99.B27.2
          Equity Fund, filed herewith.